UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
__________________________________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported):  April 23, 2012

SYNERGETICS USA, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-10382	20-5715943
(State or other jurisdiction of	(Commission	(I.R.S. Employer
incorporation)	File Number)	Identification No.)

3845 Corporate Centre Drive
O’Fallon, Missouri	63368
(Address of principal executive offices)	(Zip Code)

(636) 939-5100
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act.
☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act.
☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act.
☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On April 23, 2012, Kurt W. Gampp, Jr., Executive Vice President and Chief Operating Officer of Synergetics USA, Inc. (the “Company”), tendered his resignation in order to pursue another entrepreneurial opportunity.  Mr. Gampp’s resignation will be effective on May 4, 2012, and he will continue to serve as Executive Vice President and Chief Operating Officer until such time.

A copy of the press release issued by the Company on April 25, 2012, announcing Mr. Gampp’s resignation is attached hereto as Exhibit 99.1.

Item 9.01.                      Financial Statements and Exhibits.

    (d)           Exhibits.

Exhibit No.	Description of Exhibit
99.1	Press release issued by the Company, dated April 25, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:    April 25, 2012

SYNERGETICS USA, INC. (Registrant)

By:	/s/ David M. Hable
Name:	David M. Hable
Title:	President and Chief Executive Officer